CREDIT SUISSE FIRST BOSTON INTERNATIONAL

One Cabot Square,             Telephone 020 7888 8888

London E14 4QJ                www.csfb.com

Facsimile Cover Sheet

To:

U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6

Attention:

Heakyung Chung, CSIN Marketer

Fax number:

To be delivered by Heakyung Chung

Date:

30 November 2006

Pages (including cover page):

9

Our Reference No: External ID: 9337404N3 / Risk ID: 562370026

Credit Suisse International has entered into a transaction with you as attached.  Please find attached a letter agreement (the "Confirmation") which confirms the terms and conditions of the above transaction.

If you agree with the terms specified therein, please arrange for the Confirmation to be signed by your authorised signatories and return a signed copy to this office to the facsimile listed below.

For Interest Rate Products: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com	For Equity Derivatives: Telephone numbers: (212) 538-4437 / (212) 538-8297 / (212) 325-5119 Facsimile number: (212) 325-8173
For Credit Derivatives: Telephone Numbers: (212) 538-9370 Facsimile number: (917) 326-8603 Email: list.otc-inc-accept-ny@credit-suisse.com

We are delighted to have entered into this transaction with you.

Registered Office as above.

Registered with unlimited liability in England under No. 2500199

Authorised and regulated by The Financial Services Authority

VAT No: GB 447 0737 41

CONFIDENTIALITY NOTICE: This facsimile is intended only for the use of the individual or entity to which it is addressed and may contain information which is privileged and confidential. If the reader of this message is not the intended recipient or an employee or agent responsible for delivering the message to the intended recipient, you are hereby notified that any dissemination, distribution or copying of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by telephone and return the original message to us by mail. Thank you.

30 November 2006

U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6

External ID:   9337404N3

______________________________________________________________________________

Dear Sir/Madam

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").  This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

In this Confirmation "CSIN" means Credit Suisse International and "Counterparty" means U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

1.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) (the "Definitions") are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

Any term used herein but not defined herein shall have the meaning specified in the Pooling and Servicing Agreement for Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6 (the "PSA") dated as of 1 November 2006, by and among DLJ Mortgage Capital, Inc. as the seller, Asset Backed Securities Corporation as the depositor, Nationstar Mortgage LLC as a servicer, Select Portfolio Servicing, Inc. as a servicer, Wells Fargo Bank, N.A. as master servicer and as trust administrator, OfficeTiger Global Real Estate Services Inc. as loan performance advisor and U.S. Bank National Association as the trustee, as amended and supplemented from time to time.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 November 2006 as amended and supplemented from time to time (the "Agreement"), between you and us.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

CSIN and Counterparty each represents to the other that it has entered into this Swap Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other.

2.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:

For any Payment Date, the Notional Amount will be determined based on the following:

1.

If the aggregate Certificate Principal Balance of the Class A Certificates and Mezzanine Certificates for the immediately preceding Distribution Date after giving effect to distributions on such Distribution Date (or for the Effective Date with respect to the first Payment Date) divided by 100 is greater than the Lower Bound as set forth in the Additional Terms for such Payment Date and less than the Upper Bound as set forth in the Additional Terms for such Payment Date, the Notional Amount will equal such aggregate Certificate Principal Balance of the Class A Certificates and Mezzanine Certificates divided by 100.

2.

If the aggregate Certificate Principal Balance of the Class A Certificates and Mezzanine Certificates for the immediately preceding Distribution Date after giving effect to distributions on such Distribution Date (or for the Effective Date with respect to the first Payment Date) divided by 100 is less than or equal to the Lower Bound as set forth in the Additional Terms for such Payment Date, the Notional Amount will equal such Lower Bound.

3.

If the aggregate Certificate Principal Balance of the Class A Certificates and Mezzanine Certificates for the immediately preceding Distribution Date after giving effect to distributions on such Distribution Date (or for the Effective Date with respect to the first Payment Date) divided by 100 is greater than or equal to the Upper Bound as set forth in the Additional Terms for such Payment Date, the Notional Amount will equal such Upper Bound.

Trade Date:

18 October 2006

Effective Date:

30 November 2006

Termination Date:

25 November 2011, subject to adjustment in accordance with the Following Business Day Convention.

Fixed Amounts:

Fixed Rate Payer:

Counterparty

Fixed Rate Payer

Period End Dates:

The 25th calendar day of each month commencing on 25 December 2006, using No Adjustment.

Fixed Rate Payer

Payment Dates:

One Business Day prior to each Fixed Rate Payer Period End Date.

Fixed Rate Payer

Initial Calculation Period:

From and including 30 November 2006 up to but excluding the Fixed Rate Payer Period End Date scheduled to occur on 25 December 2006.

Fixed Rate:

5.319%

Fixed Amount:

The amount calculated pursuant to Section 5.1(a) of the 2000 ISDA Definitions as the Fixed Amount shall be multiplied by 100 for each Calculation Period and the resulting product shall be the actual Fixed Amount for such Calculation Period.

Fixed Rate

Day Count Fraction:

30/360

Floating Amounts:

Floating Rate Payer:

CSIN

Floating Rate Payer

Period End Dates:

The 25th calendar day of each month commencing on 25 December 2006, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate Payer

Payment Dates:

One Business Day prior to each Floating Rate Payer Period End Date

Floating Rate Payer

Initial Calculation Period:

From and including 30 November 2006 up to but excluding the Floating Rate Payer Period End Date scheduled to occur on 25 December 2006.

Floating Amount:

The amount calculated pursuant to Section 6.1(a) of the 2000 ISDA Definitions as the Floating Amount shall be multiplied by 100 for each Calculation Period and the resulting product shall be the actual Floating Amount for such Calculation Period.

Floating Rate Option:

USD-LIBOR-BBA

Designated Maturity:

1 month, except that the Designated Maturity in respect of the initial Calculation Period shall be the Linear Interpolation of 2 weeks and 1 month

Spread:

None

Floating Rate

Day Count Fraction:

Actual/360

Reset Dates:

The first day of each Calculation Period

Compounding:

Inapplicable

Business Day:

New York

Calculation Agent:

CSIN

4.

Account Details:

Payments to CSIN:

As advised separately in writing

Payments to Counterparty:

Wells Fargo Bank, NA

ABA #: 121000248

Beneficiary Account #: 3970771416

Beneficiary Acct. Name: Corporate Trust Clearing

FFC: 50966302, ABSC MO 2006-HE6

                Supplemental Interest Trust

5.

Calculation of Market Quotation or Loss following a designation of an Early Termination

Date:

Upon designation of an Early Termination Date with respect to this Transaction, the relevant party in calculating the Market Quotation or Loss, as appropriate, for this Transaction shall take into account the anticipated amortization of the aggregate Certificate Principal Balance of the Class A and Mezzanine Certificates for all Calculation Periods that would otherwise have ended on Payment Dates that would otherwise have fallen after such Early Termination Date.

For the purpose of facilitating this Transaction, an Affiliate of CSIN, which is organized in the United States of America (the “Agent”), has acted as agent for CSIN.  The Agent is not a principal with respect to this Transaction and shall have no responsibility or liability to the parties as a principal with respect to this Transaction.

Credit Suisse International is authorized and regulated by the Financial Services Authority and has entered into this transaction as principal.  The time at which the above transaction was executed will be notified to Counterparty on request.

ADDITIONAL TERMS

Calculation Period ending on the Period End Date Scheduled to occur on:	Lower Bound ($)	Upper Bound ($)
25 December 2006	9,464,240.03	9,464,240.03
25 January 2007	9,323,741.73	9,380,061.90
25 February 2007	9,156,017.56	9,284,330.30
25 March 2007	8,961,470.22	9,177,196.31
25 April 2007	8,740,736.81	9,058,874.08
25 May 2007	8,494,683.39	8,929,653.74
25 June 2007	8,224,413.00	8,789,806.03
25 July 2007	7,931,336.33	8,635,961.91
25 August 2007	7,617,282.07	8,472,288.45
25 September 2007	7,299,600.45	8,299,218.90
25 October 2007	6,980,865.38	8,117,256.47
25 November 2007	6,675,754.05	7,926,880.38
25 December 2007	6,383,770.54	7,728,651.49
25 January 2008	6,104,346.72	7,516,906.39
25 February 2008	5,834,006.29	7,295,007.66
25 March 2008	5,577,467.50	7,070,212.15
25 April 2008	5,332,715.48	6,846,831.92
25 May 2008	5,098,480.04	6,624,866.19
25 June 2008	4,874,306.58	6,409,592.37
25 July 2008	4,659,035.02	6,200,532.66
25 August 2008	4,450,194.21	5,997,749.73
25 September 2008	4,098,853.12	5,738,631.17
25 October 2008	3,773,784.71	5,487,336.73
25 November 2008	3,341,782.43	5,203,482.07
25 December 2008	2,965,142.69	4,934,639.87
25 January 2009	2,706,360.43	4,675,297.72
25 February 2009	2,479,697.34	4,429,718.34
25 March 2009	2,341,398.74	4,236,051.36
25 April 2009	2,211,181.53	4,053,208.99
25 May 2009	2,103,427.50	3,906,316.80
25 June 2009	2,022,123.98	3,758,533.67
25 July 2009	1,913,450.96	3,619,642.92
25 August 2009	1,264,594.55	2,354,591.53
25 September 2009	1,165,518.20	2,198,300.66
25 October 2009	780,517.57	1,254,851.28
25 November 2009	748,042.06	1,194,458.64
25 December 2009	716,917.29	1,138,673.47
25 January 2010	686,446.60	1,084,760.99
25 February 2010	656,503.34	1,033,686.67
25 March 2010	627,855.63	985,836.21
25 April 2010	600,442.66	940,107.52
25 May 2010	574,210.04	904,461.87
25 June 2010	549,100.69	869,989.42
25 July 2010	520,284.88	824,007.32
25 August 2010	486,801.43	763,991.62
25 September 2010	464,591.61	730,886.80
25 October 2010	370,480.56	452,493.53
25 November 2010	354,416.86	429,014.42
25 December 2010	339,737.36	410,640.63
25 January 2011	323,523.32	395,430.14
25 February 2011	307,798.09	380,684.61
25 March 2011	292,546.73	366,389.60
25 April 2011	277,754.75	352,531.14
25 May 2011	263,408.11	339,095.70
25 June 2011	249,493.23	326,070.15
25 July 2011	235,996.76	313,441.52
25 August 2011	222,906.13	301,197.85
25 September 2011	210,208.26	289,326.64
25 October 2011	197,884.76	277,804.28
25 November 2011	185,924.91	266,622.37

Please confirm that the foregoing correctly sets forth the terms of our agreement by signing and returning this Confirmation.

Yours faithfully,

Credit Suisse International

By:/s/ Marleen Nobile

Name: Marleen Nobile

Title:

Authorized Signatory

Confirmed as of the date first written above:

U.S. Bank National Association, not in its individual capacity but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

By:/s/ Sheryl Christopherson

Name:

Sheryl Christopherson

Title:

Vice President

Acknowledged and agreed as of the date first written above:

Wells Fargo Bank, N.A., not in its individual or corporate capacity, but solely as trust administrator on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6.

By:/s/ Martin Reed

Name:

Martin Reed

Title:

Vice President

Our Reference No: External ID: 9337404N3 / Risk ID:  562370026